UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 27, 2018
CEC ENTERTAINMENT, INC.
(Exact name of registrant as specified in charter)

Kansas	1-13687	48-0905805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1707 Market Place Blvd, Suite 200 Irving, Texas	75063
(Address of principal executive offices)	(Zip Code)
(972) 258-8507
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 2.02. Results of Operations and Financial Condition.
On March 27, 2018, CEC Entertainment, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter ended December 31, 2017. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished in this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and will not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in that filing.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release of CEC Entertainment, Inc. dated March 27, 2018

2

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEC ENTERTAINMENT, INC.

Date: March 28, 2018	By:	/s/ Dale R. Black
Dale R. Black
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of CEC Entertainment, Inc. dated March 27, 2018

4

Exhibit 99.1
News Release
CEC Entertainment, Inc. Reports
Financial Results for the 2017 Fourth Quarter

IRVING, Texas - March 27, 2018 - CEC Entertainment, Inc. (the “Company”) today announced financial results for its fourth quarter ended December 31, 2017.

Fourth Quarter Results (1)
Company venue sales for the fourth quarter of 2017 decreased $7.2 million from the fourth quarter of 2016, primarily driven by a 6.0% decline in comparable venue sales. Deferred amusement revenue was $3.4 million less than the fourth quarter of 2016, resulting in cash revenue from our Company-operated venues decreasing $10.6 million from the 2016 fourth quarter. Total revenues were $196.7 million for the fourth quarter of 2017 compared to $204.6 million for the fourth quarter of 2016.
The Company reported net income of $52.9 million for the fourth quarter of 2017, compared to a net loss of $10.1 million for the fourth quarter of 2016. Fourth quarter net income was positively impacted by a $66.6 million adjustment to our deferred income tax liability related to the recently enacted tax law changes. Before the impact of this adjustment, our fourth quarter net loss was $13.7 million, compared to a net loss of $10.1 million for the fourth quarter of 2016, driven by the decline in revenue and an increase in marketing costs, partially offset by lower general and administrative expenses and lower depreciation.
“There were several factors which impacted our business in 2017, which our team is addressing diligently,” said Tom Leverton, Chief Executive Officer. “We have put several measures in place to address these challenges, including launching new advertising campaigns addressing moms and kids, as well as a revitalized approach to birthdays. Additionally, we have identified several improvements to our website and digital marketing platform. While our primary focus has been on revenue, we recently implemented several changes in our corporate support structure to better align with our recent performance. We are optimistic that these combined revenue and cost initiatives should have a positive impact on our revenues and operating results in future periods.”
During the fourth quarter of 2017, Adjusted EBITDA decreased $11.4 million to $25.5 million compared to the fourth quarter of 2016.
Balance Sheet and Liquidity
As of December 31, 2017, cash and cash equivalents were $67.2 million, and the principal outstanding on our debt was $986.5 million, with net availability of $140.1 million on our undrawn revolving credit facility. During the fourth quarter of 2017, we had capital expenditures of $19.6 million, of which $8.1 million related to growth initiatives, $1.9 million related to IT initiatives, and $9.6 million related to maintenance capital expenditures, primarily consisting of game enhancements and general venue capital expenditures.
________________

(1)	For our definition of Adjusted EBITDA, see the financial table “Reconciliation of Non-GAAP Financial Measures” included within this press release.

As of December 31, 2017, the Company’s system-wide portfolio consisted of:

	Chuck E. Cheese’s	Peter Piper Pizza	Total
Company operated	520	42	562
Domestic franchised	26	61	87
International franchised	59	46	105
Total	605	149	754
Conference Call Information:
The Company will host a conference call beginning at 9:00 a.m. Central Time on Wednesday, March 28, 2018. The call can be accessed by dialing (855) 743-8451 or (330) 968-0151 for international participants and conference code 6394589.
A replay of the call will be available from 12:00 p.m. Central Time on March 28, 2018 through 10:30 p.m. Central Time on April 13, 2018. The replay of the call can be accessed by dialing (800) 585-8367 or (404) 537-3406 for international participants and conference code 6394589.
About CEC Entertainment, Inc.
For 40 years, CEC Entertainment has served as the nationally recognized leader in family dining and entertainment with both its Chuck E. Cheese’s and Peter Piper Pizza venues. As America’s #1 place for birthdays, Chuck E. Cheese’s goal is to create positive, lifelong memories for families through fun, food, and play and is the place Where A Kid Can Be A Kid ®. Committed to providing a fun, safe environment, Chuck E. Cheese’s helps protect families through industry-leading programs such as Kid Check®. As a strong advocate for its local communities, Chuck E. Cheese’s has donated more than $14 million to schools through its fundraising programs and supports its new national charity partner, Boys and Girls Clubs of America. Peter Piper Pizza, with its neighborhood pizzeria feel, features dining, entertainment and carryout. The solution to ‘the family night out’, Peter Piper Pizza takes pride in delivering a food first, parent friendly experience that reconnects family and friends. Expanding nationally, Peter Piper Pizza recently opened locations in Oklahoma, Nevada, New Mexico, Arizona and Texas featuring an all new prototype design. As of December 31, 2017, the Company and its franchisees operated a system of 605 Chuck E. Cheese’s and 149 Peter Piper Pizza venues, with locations in 47 states and 13 foreign countries and territories. For more information, visit chuckecheese.com and peterpiperpizza.com.

Investor Inquiries:                            Media Inquiries:
Dale R. Black                                Christelle Dupont
EVP & CFO                                Public Relations Manager
CEC Entertainment, Inc.                            CEC Entertainment, Inc.
(972) 258-4525                             (972) 258-4223
dblack@cecentertainment.com                        cdupont@cecentertainment.com

Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements, which involve risks and uncertainties. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "will," "would" and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this press release, including statements regarding our strategy, future operations, objectives of management and expected market growth, are forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future events and, therefore, involve a number of assumptions, risks and uncertainties, including the risk factors described in Part I, Item 1A. “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended January 1, 2017, filed with the Securities and Exchange Commission on March 16, 2017. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ from those anticipated, estimated or expected. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including but not limited to:

•	our strategy, outlook and growth prospects;

•	our operational and financial targets and dividend policy;

•	our planned expansion of the venue base and the implementation of the new design in our existing venues;

•	general economic trends and trends in the industry and markets; and

•	the competitive environment in which we operate.
These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Important factors that could cause our results to vary from expectations include, but are not limited to:

•	negative publicity concerning food quality, health, general safety and other issues, and changes in consumer preferences;

•	our ability to successfully expand and update our current venue base;

•	our ability to successfully implement our marketing strategy;

•	our ability to compete effectively in an environment of intense competition in both the restaurant and entertainment industries;

•	our ability to weather economic uncertainty and changes in consumer discretionary spending;

•	increases in food, labor and other operating costs;

•	our ability to successfully open international franchises and to operate under the U.S. and foreign anti-corruption laws that govern those international ventures;

•	risks related to our substantial indebtedness;

•	failure of our information technology systems to support our current and growing businesses;

•	disruptions to our commodity distribution system;

•	our dependence on third-party vendors to provide us with sufficient quantities of new entertainment-related equipment, prizes and merchandise at acceptable prices;

•	risks from product liability claims and product recalls;

•	the impact of governmental laws and regulations and the outcomes of legal proceedings;

•	potential liability under certain state property laws;

•	fluctuations in our financials due to new venue openings;

•	local conditions, natural disasters, terrorist attacks and other events and public health issues;

•	the seasonality of our business;

•	inadequate insurance coverage;

•	labor shortages and immigration reform;

•	loss of certain personnel;

•	our ability to protect our trademarks or other proprietary rights;

•	risks associated with owning and leasing real estate, as well as the risks from any forced venue relocation or closure;

•	our ability to successfully integrate the operations of companies we acquire;

•	impairment charges for goodwill, indefinite-lived intangible assets or other long-lived assets;

•	our failure to maintain adequate internal controls over our financial and management systems; and

•	other risks, uncertainties and factors set forth in Part I, Item 1A. “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended January 1, 2017, filed with the SEC on March 16, 2017.
The forward-looking statements made in this press release reflect our views with respect to future events as of the date of this press release and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, undue reliance should not be placed on these forward-looking statements. These forward-looking statements represent our estimates and assumptions only as of the date of this press release and, except as required by law, we undertake no obligation to update or review publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this report. We anticipate that subsequent events and developments will cause our views to change. Our forward-looking statements do not reflect the potential impact of any future acquisitions, merger, dispositions, joint ventures or investments we may undertake. We qualify all of our forward-looking statements by these cautionary statements.
- financial tables follow -

CEC ENTERTAINMENT, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
(Unaudited)
(in thousands, except percentages)

	Three Months Ended				Twelve Months Ended
	December 31, 2017		January 1, 2017		December 31, 2017		January 1, 2017

REVENUES:
Food and beverage sales	$90,524	46.0%	$93,469	45.7%	$410,609	46.3%	$415,059	44.9%
Entertainment and merchandise sales	102,005	51.9%	106,277	51.9%	458,279	51.7%	490,255	53.1%
Total company venue sales	192,529	97.9%	199,746	97.6%	868,888	98.0%	905,314	98.0%
Franchise fees and royalties	4,152	2.1%	4,898	2.4%	17,883	2.0%	18,339	2.0%
Total revenues	196,681	100.0%	204,644	100.0%	886,771	100.0%	923,653	100.0%
OPERATING COSTS AND EXPENSES:
Company venue operating costs (excluding Depreciation and amortization):
Cost of food and beverage (exclusive of items shown separately below) (1)	22,555	24.9%	23,613	25.3%	97,570	23.8%	104,315	25.1%
Cost of entertainment and merchandise (exclusive of items shown separately below) (2)	7,177	7.0%	7,010	6.6%	29,948	6.5%	32,014	6.5%
Total cost of food, beverage, entertainment and merchandise (3)	29,732	15.4%	30,623	15.3%	127,518	14.7%	136,329	15.1%
Labor expenses (3)	60,102	31.2%	60,256	30.2%	248,061	28.5%	251,426	27.8%
Rent expense (3)	24,433	12.7%	23,688	11.9%	95,917	11.0%	96,006	10.6%
Other venue operating expenses (3)	36,184	18.8%	36,726	18.4%	149,462	17.2%	148,869	16.4%
Total company venue operating costs (3)	150,451	78.1%	151,293	75.7%	620,958	71.5%	632,630	69.9%
Other costs and expenses:
Advertising expense	10,677	5.4%	9,365	4.6%	48,379	5.5%	46,142	5.0%
General and administrative expenses	13,817	7.0%	14,926	7.3%	56,482	6.4%	61,011	6.6%
Depreciation and amortization	26,707	13.6%	29,402	14.4%	109,771	12.4%	119,569	12.9%
Transaction, severance and related litigation costs	750	0.4%	(50)	—%	1,448	0.2%	1,299	0.1%
Asset impairments	—	—%	778	0.4%	1,843	0.2%	1,550	0.2%
Total operating costs and expenses	202,402	102.9%	205,714	100.5%	838,881	94.6%	862,201	93.3%
Operating income (loss)	(5,721)	(2.9)%	(1,070)	(0.5)%	47,890	5.4%	61,452	6.7%
Interest expense	17,542	8.9%	16,326	8.0%	69,115	7.8%	67,745	7.3%
Loss before income taxes	(23,263)	(11.8)%	(17,396)	(8.5)%	(21,225)	(2.4)%	(6,293)	(0.7)%
Income tax benefit	(76,131)	(38.7)%	(7,270)	(3.6)%	(74,291)	(8.4)%	(2,626)	(0.3)%
Net income (loss)	$52,868	26.9%	$(10,126)	(4.9)%	$53,066	6.0%	$(3,667)	(0.4)%
________________
Percentages are expressed as a percent of total revenues (except as otherwise noted).
(1)    Percentage amount expressed as a percentage of food and beverage sales.
(2)    Percentage amount expressed as a percentage of entertainment and merchandise sales.
(3)    Percentage amount expressed as a percentage of total company venue sales.
Due to rounding, percentages presented in the table above may not sum to total. The percentage amounts for the components of cost of food and beverage and the cost of entertainment and merchandise may not sum to total due to the fact that cost of food and beverage and cost of entertainment and merchandise are expressed as a percentage of related food and beverage sales and entertainment and merchandise sales, as opposed to total company venue sales.

CEC ENTERTAINMENT, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands, except share information)

	December 31, 2017	January 1, 2017
ASSETS
Current assets:
Cash and cash equivalents	$67,200	$61,023
Other current assets	73,531	63,938
Total current assets	140,731	124,961
Property and equipment, net	570,021	592,886
Goodwill	484,438	483,876
Intangible assets, net	480,377	484,083
Other noncurrent assets	19,477	24,306
Total assets	$1,695,044	$1,710,112
LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities:
Bank indebtedness and other long-term debt, current portion	$7,600	$7,613
Other current liabilities	102,689	102,578
Total current liabilities	110,289	110,191
Capital lease obligations, less current portion	13,010	13,602
Bank indebtedness and other long-term debt, net of deferred financing costs, less current portion	965,213	968,266
Deferred tax liability	114,186	186,290
Other noncurrent liabilities	230,198	225,758
Total liabilities	1,432,896	1,504,107
Stockholder’s equity:
Common stock, $0.01 par value; authorized 1,000 shares; 200 shares issued as of December 31, 2017 and January 1, 2017	—	—
Capital in excess of par value	359,233	357,166
Accumulated deficit	(95,199)	(148,265)
Accumulated other comprehensive loss	(1,886)	(2,896)
Total stockholder’s equity	262,148	206,005
Total liabilities and stockholder’s equity	$1,695,044	$1,710,112

CEC ENTERTAINMENT, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(in thousands)

	Twelve Months Ended
	December 31, 2017	January 1, 2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$53,066	$(3,667)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	109,771	119,569
Deferred income taxes	(71,875)	(15,521)
Stock-based compensation expense	606	689
Amortization of lease related liabilities	(632)	(448)
Amortization of original issue discount and deferred debt financing costs	4,546	4,546
Loss on asset disposals, net	7,398	8,520
Asset impairments	1,843	1,550
Non-cash rent expense	4,884	6,873
Other adjustments	322	(70)
Changes in operating assets and liabilities:
Operating assets	(1,444)	(5,036)
Operating liabilities	(4,032)	1,682
Net cash provided by operating activities	104,453	118,687
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(90,958)	(88,680)
Development of internal use software	(3,243)	(10,455)
Proceeds from sale of property and equipment	489	696
Net cash used in investing activities	(93,712)	(98,439)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments on senior term loan	(7,600)	(7,600)
Proceeds from sale leaseback transaction	4,073	—
Other financing activities	(1,503)	(2,495)
Net cash used in financing activities	(5,030)	(10,095)
Effect of foreign exchange rate changes on cash	466	216
Change in cash and cash equivalents	6,177	10,369
Cash and cash equivalents at beginning of period	61,023	50,654
Cash and cash equivalents at end of period	$67,200	$61,023

CEC ENTERTAINMENT, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Unaudited)
(in thousands, except percentages)

Non-GAAP Financial Measures
Certain financial measures presented in this press release, such as Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”) and Adjusted EBITDA as a percentage of revenues (“Adjusted EBITDA Margin”) are not recognized terms under accounting principles generally accepted in the United States (“GAAP”). The Company’s management believes that the presentation of these measures is appropriate to provide useful information to investors regarding its operating performance and its capacity to incur and service debt and fund capital expenditures. Further, the Company believes that Adjusted EBITDA is used by many investors, analysts and rating agencies as a measure of performance. The Company also presents Adjusted EBITDA because it is substantially similar to Credit Agreement EBITDA, a measure used in calculating financial ratios and other calculations under our debt agreements, except for (i) adding back the change in deferred amusement revenue, and (ii) excluding the annualized full year effect of Company-operated and franchised venues that were opened and closed during the year. By reporting Adjusted EBITDA, the Company provides a basis for comparison of its business operations between current, past and future periods by excluding items that we do not believe are indicative of our core operating performance.
The Company’s definition of Adjusted EBITDA allows for the exclusion of certain non-cash and other income and expense items that are used in calculating net income from continuing operations. However, these are items that may recur, vary greatly and can be difficult to predict. They can represent the effect of long-term strategies as opposed to short-term results. In addition, certain of these items can represent the reduction of cash that could be used for other corporate purposes. These measures should not be considered as alternatives to operating income, cash flows from operating activities or any other performance measures derived in accordance with GAAP as measures of operating performance, or cash flows as measures of liquidity. These measures have important limitations as analytical tools, and users should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. Because of these limitations, the Company relies primarily on its GAAP results and uses Adjusted EBITDA and Adjusted EBITDA Margin only supplementally.
The following table sets forth a reconciliation of net income (loss) to Adjusted EBITDA and Adjusted EBITDA Margin for the periods shown:

	Three Months Ended		Twelve Months Ended
	December 31, 2017	January 1, 2017	December 31, 2017	January 1, 2017

Total revenues	$196,681	$204,644	$886,771	$923,653
Net income (loss) as reported	52,868	(10,126)	53,066	(3,667)
Interest expense	17,542	16,326	69,115	67,745
Income tax benefit	(76,131)	(7,270)	(74,291)	(2,626)
Depreciation and amortization	26,707	29,402	109,771	119,569
Asset Impairments	—	778	1,843	1,550
Loss on asset disposals, net	1,941	2,223	7,398	8,520
Non-cash stock-based compensation	86	167	606	689
Rent expense book to cash	1,627	1,375	5,655	7,852
Franchise revenue, net cash received	343	(14)	—	113
Impact of purchase accounting	33	654	817	1,380
Venue pre-opening costs	261	702	904	1,591
One-time and unusual items	1,539	686	5,916	5,146
Cost savings initiatives	—	—	—	62
Change in deferred amusement revenue	(1,320)	2,033	6,617	4,388
Adjusted EBITDA	$25,496	$36,936	$187,417	$212,312
Adjusted EBITDA Margin	13.0%	18.0%	21.1%	23.0%

CEC ENTERTAINMENT, INC.
VENUE COUNT INFORMATION
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2017	January 1, 2017	December 31, 2017	January 1, 2017
Number of Company-owned venues:
Beginning of period	562	557	559	556
New	3	2	6	6
Acquired from franchisee	—	—	2	—
Closed	(3)	—	(5)	(3)
End of period	562	559	562	559
Number of franchised venues:
Beginning of period	191	185	188	176
New	1	5	8	16
Acquired from franchisee	—	—	(2)	—
Closed	—	(2)	(2)	(4)
End of period	192	188	192	188
Total number of venues:
Beginning of period	753	742	747	732
New	4	7	14	22
Acquired from franchisee	—	—	—	—
Closed	(3)	(2)	(7)	(7)
End of period	754	747	754	747